FEDERATED GLOBAL EQUITY FUND

(A Portfolio of Federated World Investment Series, Inc.)

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

Supplement to Prospectus dated january 31, 2003



     Under the section entitled, "Who Manages the Fund?" please delete the biographies for James E. Grefenstette and Alexandre de Bethmann in their entirety and replace with the following:

"Philip J. Orlando

Philip J. Orlando, CFA, has been the Fund's Portfolio Manager since April 2003. Mr. Orlando joined Federated in March 2003 as a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser. Mr. Orlando served as both Chief Investment Officer and a Senior Equity Portfolio Manager at Value Line Asset Management from November 1995 to March 2003. A Chartered Financial Analyst, Mr. Orlando attended New York University, from which he received his MBA with a concentration in Economics and his B.A. in Journalism."


Richard Winkowski remains as a Portfolio Manager of the Fund.














                                                                    May 15, 2003



Cusip 31428U870
Cusip 31428U862
Cusip 31428U854

28473 (5/03)